UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KCURRENT
REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934Date
of Report (Date of earliest event reported): December 2, 2003

NAVISAR INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization

1-9618
(Commission File No.)

36-3359573
(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois
(Address of principal executive offices)

60555
(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On December 2, 2003, the Registrant issued the press release, which is attached as Exhibit 99.1 to this Report and is deemed to be furnished under the Securities Exchange Act of 1934, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No. Description Page

99.1 Press Release dated E-1

December 2, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

         Registrant

Date:    December 2, 2003                   /s/  Mark T. Schwetschenau
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit No. Description Page

99.1 Press Release dated E-1

December 2, 2003